Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2340

Buyback Leaders Portfolio 2024-1

Supplement to the Prospectus

As of March 25, 2024, FleetCor Technologies Inc (ticker: FLT) has changed its name to Corpay Inc (ticker: CPAY). As a result, effective immediately, all references to FleetCor Technologies Inc in the Prospectus are replaced with Corpay Inc.

Supplement Dated: March 25, 2024